 Certificate of Conversion

For

“Other Business Organization”

Into

Florida Limited Partnership or Limited Liability Limited Partnership

This Certificate of Conversion and attached Certificate of Limited Partnership are submitted to convert the following “Other Business Entity” into a Florida Limited Partnership or Limited Liability Limited Partnership in accordance with s.620.2104, Florida Statutes.

1. The name of the “Other Business Entity” immediately prior to the filing of this Certificate of Conversion is:

 SEI Holdings, Inc.   P03000147667                                                                                      .

(Enter Name of Other Business Entity)

2. The “Other Business Entity” is a  corporation                                                                    _

(Enter entity type. Example: corporation, limited liability company, sole proprietorship, general partnership, common law or business trust, etc.)

first organized, formed or incorporated under the laws of    Florida                                         _

(Enter state, or if a non-U.S. entity, the name of the country)

on 12/08/03                                                                                                                        _

(Enter date “Other Business Entity” was first organized, formed or incorporated)

3. The name of the Florida Limited Partnership or Limited Liability Limited Partnership as set forth in the attached Certificate of Limited Partnership:

 Stoneleigh Realty Investors, LLLP                                                                                      _

(Enter Name of Florida Limited Partnership or Limited Liability Limited Partnership)

4. The conversion was approved as required by Chapter 620, F.S., and was approved in such a manner that complied with the converting organization’s governing law.

5. If not effective on the date of filing, enter the effective date:   September 1, 2011      .

(The effective date: 1) cannot be prior to nor more than 90 days after the date this document is filed by the Florida Department of State; AND 2) must be the same as the effective date listed in the attached Certificate of Limited Partnership, if an effective date is listed therein.)

6. The conversion is permitted by the applicable law(s) governing the other business entity and the other business entity complies with such law(s) in effecting the conversion.

7. The “Other Business Entity” currently exists on the official records of the jurisdiction under which it is currently organized, formed or incorporated.

Signed this   16th    day of   August      .    2011 .

Signature of Each General Partner Listed in Attached Certificate of Limited Partnership/Limited Liability Limited Partnership: Individual(s) signing affirm(s) that the facts stated in this document are true. Any false information constitutes a third degree felony as provided for in s.817.155, F.S.

Signature:   /s/ Barney A. Richmond                                                                              _

Printed Name:   Barney A. Richmond                        Title:    President                           _

Signature:                                                                                                                     _

Printed Name:                                                          Title:                                            _

Signature:                                                                                                                     _

Printed Name:                                                          Title:                                               _

Signature:                                                                                                                       _

Printed Name:                                                          Title:                                               _

Required Signature(s) on behalf of Other Business Entity: Individual signing affirms that the facts stated in this document are true. Any false information constitutes a third degree felony as provided for in s.817.155, F.S. [See below for required signature(s).]

Signature:   /s/ Barney A. Richmond                                                                               _

Printed Name:   Barney A. Richmond                        Title:    President                          _

If Florida Corporation:

Signature of Chairman, Vice Chairman, Director, or Officer.
If Directors or Officers have not been selected, an Incorporator must sign.

If Florida General Partnership or Limited Liability Partnership:

Signature of one General Partner.

If Florida Limited Liability Company:

Signature of a Member or Authorized Representative.

All others:

Signature of an authorized person.

Fees:

Certificate of Conversion:	$52.50
Fees for Florida Certificate of Limited Partnership:	$1,000.00
($965 Filing Fee and $35 Filing Fee)
Certified Copy:	$52.50 (Optional)
Certificate of Status:	$8.75 (Optional)

FLORIDA DEPARTMENT OF STATE DIVISION OF CORPORATIONS

Attached is a form to file a Florida limited partnership or limited liability limited partnership pursuant to section 620.1201, Florida Statutes. Section 620.1204, Florida Statutes, requires the certificate of limited partnership to be signed by all general partners.

Pursuant to Chapter 620, Florida Statutes, every legal or commercial business entity listed as a general partner on the attached certificate of limited partnership must have an active registration or filing on file with the Florida Department of State before the enclosed document can be processed by this office. Should you need the form and instructions to properly register a non-individual general partner, please call

(850) 245-6051.

Important Information About the Requirement to File an Annual Report

All Florida Limited Partnerships or Limited Liability Limited Partnerships must file an Annual Report yearly to maintain “active” status. The first report is due in the year following formation. The report must be filed electronically online between January 1st and May 1st. The fee for the annual report is $500. After May 1st a $400 late fee is added to the annual report filing fee. “Annual Report Reminder Notices” are sent to the e-mail address you provide us when you submit this document for filing. To file any time after January 1st, go to our website at www.sunbiz.org. There is no provision to waive the late fee. Be sure to file before May 1st .

For further information, you may contact the Registration Section at (850) 245-6051.

CERTIFICATE OF LIMITED PARTNERSHIP
FOR
FLORIDA LIMITED PARTNERSHIP
OR
LIMITED LIABILITY LIMITED PARTNERSHIP

1.  Stoneleigh Realty Investors, LLLP                                                                                _

(Name of Limited Partnership or Limited Liability Limited Partnership, which must include suffix) Acceptable Limited Partnership suffixes: Limited Partnership, Limited, L.P., LP, or Ltd. Acceptable Limited Liability Limited Partnership suffixes: Limited Liability Limited Partnership, L.L.L.P. or LLLP.

2.  3300 University Blvd., Suite 211, Winter Park, FL 32792                                                         _

Street address of initial designated office

3.  Barney A. Richmond                                                                                                   _

Name of Registered Agent for Service of Process

4.  1150 South U.S. Highway 1 -Suite 301, Jupiter, FL 33477-7236                                     _

 Florida street address for Registered Agent

5. I hereby accept the appointment as registered agent and agree to act in this capacity. I further agree to comply with the provisions of all statutes relative to the proper and complete performance of my duties, and I am familiar with an accept the obligations of my position as registered agent.

    /s/  Barney A. Richmond     _

Signature of Registered Agent

6.  3300 University Blvd., Suite 211, Winter Park, FL 32792                                                         _

Mailing address of initial designated office

7. If limited partnership elects to be a limited liability limited partnership, check box [x].

8. Name and business address of each general partner:

Name:                                            Business Address:

Stoneleigh Manager, SRI, LLC    3300 University Blvd., Suite 211, Winter Park, FL 32792            _

Stoneleigh Manager, SRI, LLC    3300 University Blvd., Suite 211, Winter Park, FL 32792          _

 LCR Holdings, Inc.                  1150 South U.S. Highway 1 -Suite 301, Jupiter, FL 33477-7236  _

9. Effective date, if other than the date of filing:   September 1, 2011                       .

(Effective date cannot be prior to nor more than 90 days after the date the document is filed by the Florida Department of State.)

Signed this  16th   day of     August       ,      2011   .

Signature of each general partner: Individual(s) signing affirm(s) that the facts stated in this document are true. Any false information constitutes a third degree felony as provided for in s.817.155, F.S.

  /s/ Richard F. Cavenaugh                                  Richard F. Cavenaugh

  /s/ Richard F. Cavenaugh                                  Richard F. Cavenaugh

  /s/ Barney A. Richmond                                    Barney A. Richmond